Real Estate (Studio) Monthly Rent Agreement

Lessor and lessee conclude the following lease agreement with the conditions below on the real estate as follows.

Location	Boutique Monaco (Seochodae-ro, 397) Room 1702, at 1316-5 Seocho-dong, Seocho-gu, Seoul, Korea							
Land	Type	Large	Area	4284.8m2	Type of Site Right	Ownership in Site Right	Expenses of Site Right	23.75 of 4284.8
Building	Structure	Steel concrete		Purpose	Work facility		Area	158.04m2
Parts to lease	The entire room 1702						Area	158.04m2

2. Contract contents

Only for the lease of the real estate listed in the Article 1 (Purpose), the lessor and the lessee shall pay for the lease security and amount as follows in the agreement.

Security	KRW 50,000,000
Contract amount	KRW 5 million shall be paid at the time of concluding the contract. Received by (Signature)
Balance	KRW 45,000,000 shall be paid on April 2, 2020
Lease amount	KRW 5.7 million shall be (pre) paid on the 2nd of every month. VAT to be (separately applied)

Article 2 (Duration)

The Lessor shall deliver the above property to the lessee until April 2, 2020, with the above property available for rental purposes, and the lease period shall be from the date of delivery to April 1, 2021 (12 months).

Article 3 (Change of Use and Squadron, etc.)

The lessee shall not change the use or structure of the above property without the consent of the lessee, transfer or provide collateral for the entire lease, and shall not use it for any purpose other than the lease.

Article 4 (Termination of Contract)

In the event that the arrears amount of the lessee to the third term or violate Article 3, the lessee may immediately terminate this agreement.

Article 5 (Termination of the Contract) If the lease agreement is terminated, the lessee shall restore the above property to its original state and return it to the lessee. In such cases, the lessor returns the deposit to the lessee, removes it when there is a late payment or damages, and returns the balance.

Article 6 (Termination of the Contract) Until the lessee pays the lessee a mid-payment (the balance in the absence of a mid-payment), the lessee shall repay the multiples of the down payment, and the lessee shall waive the down payment and terminate this agreement.

Article 7 (Defaulting and Restitution) If the lessor or lessee defaults on the contents of this agreement, the other party may terminate the contract at its best in writing to the defaulted person. In this case, the parties to the contract may claim damages in accordance with the termination of the contract, and the down payment shall be viewed as a basis for damages unless there is a separate agreement for damages.

Article 8 (Intermediary Maintenance) The practitioner shall not be liable for the failure of this agreement by the lessor and the lessee. In addition, intermediary remuneration shall be paid by both parties to the Agreement at the same time as the conclusion of this Agreement, and intermediary remuneration shall be paid even if this agreement is void, cancelled, or terminated without willful or negligent action by the practitioner. In the event of a joint brokerage, the lessor and the lessee shall pay the brokerage remuneration to the practitioner broker who has requested the brokerage.

Article 9 (Issuance of Intermediary Object confirmation Manual, etc.) The practitioner shall complete the intermediary object confirmation manual and attach a copy of the business guarantee relationship certificate (deduction certificate, etc.) to both parties of the trading party (Date of issuance: March 27, 2020)

(Special Terms)

1. This is a lease agreement that the lessee enters into after confirming the purpose of the lease.
2. In the event of damage/loss of facilities and fixtures due to the willful/negligent negligence of the lessee, it shall be restored to its original condition.
3. In the event of an incident such as a malfunction of the facility, the lessee shall repair it if it is not the willful/careless of the lessee.

(However, coffee makers and microwaves cannot be used and repaired due to supplier bankruptcy)

4. As of the date of the contract, there is no defect in the registered loan or right, and the lessor shall maintain this condition until the date of the balance.
5. Value-added tax (KRW 570,000) is borne by the lessee separately, and the lessor issues a tax invoice.
6. The management fee and electricity/gas/water fee shall be borne by the lessee in accordance with the boutique Monaco management regulations.
7. The lessee shall bear all damages incurred by the lessor in violation of the Contract of business registration as a business studio (non-transfer notification).
8. In the event of delinquency of the monthly rent, the delinquent interest of 18% of the year shall be calculated and paid one day from the date of delinquency.
9. If the rent is more than three years overdue, the lessor may immediately terminate the contract, enforce the name, and the name cost shall be borne by the lessee.
10. The rental difference and brokerage fee shall be borne by the lessee upon leaving before maturity.
11. Other matters shall be in accordance with the Civil Code, the Lease Protection Act, and the general custom of the real Estate lease agreement.
** The parties to this Agreement agree to provide personal information and use the information required for the contract.
** Renter's account number: Shinhan Bank 110-154-385180 Sunnam Ko (Prepay on 2nd day of each month)

In order to prove the conclusion of this contract, both parties confirm that all the information above is correct and sign/seal on them. March 27, 2020

Lessor	Address	C-dong, Room 3603 at Unju-ro 30-gil, Gangnam-gu, Seoul, Korea (Dogok-dong, Tower Palace Apartment)					
	Resident registration number	450318-2046914	Telephone number	010-6339-6802	Name	Sunnam Ko	(Signature)
Lessee	Address	32 Bongeunsa-ro 20-gil, Gangnam-gu, Seoul, Korea (Yeoksam-dong)					(인)
	Corporate registration number	10111-6894467	Telephone number	010-8632-0806	Name	Hanryu Bank Co., Ltd. CEO: Sungmin Hong	
Private licensed real estate agent	Address of office	Room 114 on the floor 1 at Jinheung Building at 389 Seochodae-ro, Seocho-gu, Seoul, Korea					
	Name of office	Seocho Sarang Licensed Real Estate Office			Name of CEO	Signature or seal	Ilhyung Sohn
	Telephone number	02-599-0059	Registration number	11650-2018-00321	Licensed real estate agent	Signature or seal	(인) (인)
Joint licensed real estate agent	Address of office	President office at a part of the entire floor 1 at Yongma Building at 522 Nonhyeon-ro, Gangnam-gu, Seoul, Korea					
	Telephone number	02-557-9836	Registration number	11680-2018-00246	Name of CEO	Signature or seal	Sinju Park
	Name of office	The First Real Estate Agent			Licensed real estate agent	Signature or seal	(인) (인)

부동산(오피스텔) 월세 계약서

임대인과 임차인 쌍방은 아래 표시 부동산에 관하여 다음 계약 내용과 같이 임대차계약을 체결한다.

1. 부동산의 표시

소 재 지	서울특별시 서초구 서초동 1316-5 부띠끄모나코 (서초대로 397) 1702호						
토 지	지 목	대	면 적	4284.8 ㎡	대지권종류	소유권대지권	대지권비율 4284.8분의23.75
건 물	구 조	철골철근콘크리트	용 도	업무시설		면 적	158.04 ㎡
임대할부분	제1702호 전부					면 적	158.04 ㎡

2. 계약내용

제1조 [목적] 위 부동산의 임대차에 한하여 임대인과 임차인은 합의에 의하여 임차보증금 및 차임을 아래와 같이 지불하기로 한다.

보 증 금	금 오천만원정	(₩50,000,000)
계 약 금	금 오백만원정	은 계약시에 지불하고 영수함 ※영수자 (인)
잔 금	금 사천오백만원정	은 2020년 04월 02일에 지불한다
차 임	금 오백칠십만원정	은 매월 2일(선불) 지불한다. 부가세(별도)

제2조 [존속기간] 임대인은 위 부동산을 임대차 목적대로 사용할 수 있는 상태로 2020년04월02일 까지 임차인에게 인도하며, 임대차 기간은 인도일로부터 2021년04월01일(12개월) 까지로 한다.

제3조 [용도변경 및 전대 등] 임차인은 임대인의 동의없이 위 부동산의 용도나 구조를 변경하거나 전대 임차권 양도 또는 담보제공을 하지 못하며 임대차 목적 이외의 용도로 사용할 수 없다.

제4조 [계약의 해지] 임차인의 차임 연체액이 3기의 차임액에 달하거나, 제3조를 위반 하였을 때 임대인은 즉시 본 계약을 해지 할 수 있다.

제5조 [계약의 종료] 임대차 계약이 종료된 경우 임차인은 위 부동산을 원상으로 회복하여 임대인에게 반환한다. 이러한 경우 임대인은 보증금을 임차인에게 반환하고, 연체 임대료 또는 손해배상금이 있을 때는 이들을 제하고 그 잔액을 반환한다.

제6조 [계약의 해제] 임차인이 임대인에게 중도금(중도금이 없을때는 잔금)을 지불하기 전까지, 임대인은 계약금의 배액을 상환 하고, 임차인은 계약금을 포기하고 이 계약을 해제할 수 있다.

제7조 [채무불이행과 손해배상의 예정] 임대인 또는 임차인이 본 계약상의 내용에 대하여 불이행이 있을경우 그 상대방은 불이행 한 자에 대하여 서면으로 최고하고 계약을 해제 할 수 있다. 이 경우 계약 당사자는 계약해제에 따른 손해배상을 각각 상대방에게 청구할 수 있으며, 손해배상에 대하여 별도의 약정이 없는 한 계약금을 손해배상의 기준으로 본다.

제8조 [중개보수] 개업공인중개사는 임대인과 임차인이 본 계약을 불이행 함으로 인한 책임을 지지 않는다. 또한 중개보수는 본 계약 체결과 동시에 계약 당사자 쌍방이 각각 지불하며, 개업공인중개사의 고의나 과실 없이 본 계약이 무효, 취소 또는 해약 되어도 중개보수는 지급한다. 공동중개인 경우에 임대인과 임차인은 자신이 중개 의뢰한 개업공인중개사에게 각각 중개보수를 지급한다.

제9조 [중개대상물확인설명서교부 등] 개업공인중개사는 중개대상물확인설명서를 작성하고 업무보증관계증서 (공제증서 등) 사본을 첨부하여 거래당사자 쌍방에게 교부한다. (교부일자 : 2020년 03월 27일)

[특약사항]

1. 임차인이 임대목적물을 확인한 후 체결하는 임대차계약이다.
2. 임차인의 고의/과실로 인한 시설 및 집기류 파손/분실시 원상회복하기로 한다.
3. 시설물등의 고장등 발생시, 임차인의 고의/부주의가 아닐 경우 임대인은 이를 수리해 주기로 한다.
 (단, 커피메이커와 전자레인지는 공급업체 파산으로 인해 사용 및 수리불가)
4. 계약일 현재 등기부상 대출이나 권리의 하자가 없는 상태이며 임대인은 본상태를 잔금익일까지 유지하기로 한다.
5. 차임에 대한 부가가치세(570,000원)는 별도로 임차인이 부담하며 임대인은 세금계산서를 발행한다.
6. 관리비 및 전기/가스/수도 요금은 부띠크모나코 관리규정에 의거 임차인이 부담한다.
7. 업무용오피스텔로 사업자등록 조건 계약이며(전입신고불가) 위반시 임대인에게 발생한 모든 손해는 임차인이 부담한다.
8. 월차임 연체시 연체기준일로부터 년18% 연체이자를 일일 계산하여 지급하기로 한다.
9. 차임 3기이상 연체시 임대인은 즉시 계약을 해지할 수 있고, 강제명도집행이 가능하며 명도비용은 임차인이 부담한다.
10. 만기전 퇴실시 차임에 대한 차액 및 중개수수료는 임차인이 부담한다.
11. 기타사항은 민법, 임대차보호법 및 부동산임대차계약 일반 관례에 따르기로 한다.

** 본계약당사자들은 계약에 필요한 개인정보제공 및 정보활용에 동의하기로 한다.
** 임대인 계좌번호 : 신한은행 110-154-385180 고 순남 (매월2일 선불)

본 계약을 증명하기 위하여 계약 당사자가 이의 없음을 확인하고 각각 서명·날인한다. 2020년 03월 27일

임대인	주 소	서울특별시 강남구 언주로30길 56, 씨동 3603호 (도곡동, 타워팰리스아파트)					
	주민등록번호	450318-2046914	전화	010-6339-6802	성 명	고 순남 고순남	(인)
임차인	주 소	서울특별시 강남구 봉은사로20길 32(역삼동)					
	법인등록번호	110111-6894467	전화	010-8632-0806	성 명	한류뱅크 주식회사 대표 홍성민	(인)
개업공인중개사	사무소소재지	서울특별시 서초구 서초대로 389 ,진흥상가 1층 114호 (서초동)					
	사무소명칭	서초사랑의부동산공인중개사사무소			대 표 자 명	서명및날인 송일현	(인)
	전 화 번 호	02-599-0059	등록 번호	11650-2018-00321	소속공인중개사	서명및날인	(인)
공동개업공인중개사	사무소소재지	서울특별시 강남구 논현로 522 ,용마빌딩 1층 일부 PRESIDENT OFFICE호 (역삼동)					
	사무소명칭	주식회사더퍼스트부동산중개법인			대 표 자 명	서명및날인 박선국	(인)
	전 화 번 호	02-557-9836	등록 번호	11680-2018-00246	소속공인중개사	서명및날인	(인)